UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2016

ZOOM TELEPHONICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

99 High Street, Boston, MA	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On July 19, 2016, Zoom Telephonics, Inc. (“Zoom”) entered into an amendment to the Financing Agreement with Rosenthal & Rosenthal, Inc. (the “Amendment”). Effective as of July 19, 2016, the Amendment increases the maximum available line of credit from $1.25 million to $2.5 million.
A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the exhibit does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Amendment to Financing Agreement, dated July 19, 2016, between Zoom Telephonics, Inc. and Rosenthal & Rosenthal, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Dated: July 25, 2016	By:	/s/ Frank Manning
Frank Manning
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Amendment to Financing Agreement, dated July 19, 2016, between Zoom Telephonics, Inc. and Rosenthal & Rosenthal, Inc.

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